SCHEDULE 13G

ISSUER:  The Pantry, Inc.                                  CUSIP NO.:  698657103


                                  EXHIBIT 2(a)

ITEM 2.  IDENTITY AND BACKGROUND.

                  This  statement is being filed by J.P.  Morgan  Partners  (23A
SBIC), LLC (formerly known as CB Capital Investors, LLC and as successor in interest of Chase Manhattan Capital, LLC), a Delaware limited liability company (hereinafter referred to as "JPMP (23A SBIC)"), whose principal business office is located at 1221 Avenue of the Americas, New York, New York 10020. JPMP (23A
SBIC) is engaged in the venture capital and leveraged buyout business. The managing member of JPMP (23A SBIC) is J.P. Morgan Partners (23A SBIC Manager), Inc., (formerly known as CB Capital Investors, Inc.), a Delaware corporation (hereinafter referred to as "JPMP (23A Manager)"), whose principal business office is located at the same address as JPMP (23A SBIC). JPMP (23A Manager) is also engaged in the venture capital and leveraged buyout business. Set forth in Schedule A hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JPMP (23A Manager).

                  JPMP (23A Manager) is a wholly owned subsidiary of The Chase Manhattan Bank, a New York corporation (hereinafter referred to as "Chase Bank") which is engaged in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule B hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of Chase Bank.

                  Chase Bank is a wholly owned subsidiary of J.P. Morgan Chase & Co. (formerly known as The Chase Manhattan Corporation), a Delaware corporation (hereinafter referred to as "JP Morgan Chase") which is engaged (primarily through subsidiaries) in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule C hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JP Morgan Chase.




SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  The Pantry, Inc.                                  CUSIP NO.:  698657103


                                                                      SCHEDULE A

                  J.P. MORGAN PARTNERS (SBIC 23A MANAGER), INC.

                             EXECUTIVE OFFICERS(1)

President                                                     Jeffrey C. Walker*
Executive Vice President                                      Mitchell J. Blutt, M.D.*
Executive Vice President                                      Arnold L. Chavkin*
Executive Vice President                                      John M.B. O'Connor*
Managing Director                                             Dr. Dana Beth Ardi
Managing Director                                             Christopher C. Behrens*
Managing Director                                             Julie Casella-Esposito*
Managing Director                                             Rodney A. Ferguson*
Managing Director                                             Cornell P. French*
Managing Director                                             Michael R. Hannon*
Managing Director                                             Alfredo Irigoin*
Managing Director                                             Andrew Kahn*
Managing Director                                             Jonathan R. Lynch*
Managing Director                                             Stephen P. Murray*
Managing Director                                             Timothy Purcell*
Managing Director                                             Faith Rosenfeld*
Managing Director                                             Shahan D. Soghikian*
Managing Director                                             Timothy J. Walsh*
Managing Director                                             Richard D. Waters, Jr.*
Managing Director                                             Damion E. Wicker, M.D.*
Managing Director                                             Eric R. Wilkinson*
Senior Vice President and Assistant Secretary                 James Hutter*
Senior Vice President and Assistant Secretary                 Mounir Nahas*
Senior Vice President, Treasurer and Assistant Secretary      Elisa R. Stein*
Vice President and Assistant Secretary                        Richard Madsen*
Vice President and Assistant Secretary                        Puneet Gulati*
Vice President and Assistant Secretary                        Thomas Szymoniak*
Vice President and Assistant Secretary                        Scott Kraemer*
Secretary                                                     Anthony J. Horan**
Assistant Secretary                                           Robert C. Caroll**
Assistant Secretary                                           Denise G. Connors**
Assistant Secretary                                           Euisun Lisa Lee**
Assistant Secretary                                           Timothy Samson**



--------------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.


SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  The Pantry, Inc.                                  CUSIP NO.:  698657103



                                  DIRECTORS(1)

                               Jeffrey C. Walker*
















--------------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.


SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  The Pantry, Inc.                                  CUSIP NO.:  698657103


                                                                      SCHEDULE B

                            THE CHASE MANHATTAN BANK

                              EXECUTIVE OFFICERS(1)

  Chairman of the Board and Chief Executive Officer                          William B. Harrison Jr.*
  Vice Chairman                                                              David A. Coulter*

  Vice Chairman; Chairman, Investment Bank                                   Walter A. Gubert*
  Vice Chairman                                                              Thomas B. Ketchum*

  Vice Chairman; Co-Chief Executive Officer, Investment Bank                 Donald H. Layton*
  Vice Chairman                                                              James B. Lee Jr. *

  Vice Chairman; Head of Finance, Risk Management and Administration         Marc J. Shapiro*
  Vice Chairman                                                              Jeffrey C. Walker**
  Managing Director; Head of Credit Risk Policy                              Suzanne Hammett*
  Executive Vice President; General Auditor                                  William J. Moran*
  Chief Financial Officer                                                    Dina Dublon*
  General Counsel                                                            William H. McDavid*
  Director of Human Resources                                                John J. Farrell*
  Director of Corporate Marketing and Communications                         Frederick W. Hill*
  Executive Vice President; Head of Market Risk Management                   Lesley Daniels Webster*
  Managing Director; Corporate Treasurer                                     David B. Edelson*

  Corporate Secretary                                                        Anthony James Horan*
  Senior Vice President; Chief Compliance Officer                            Gregory S. Meredith*
  Controller                                                                 Joseph L. Scalfani*
  Assistant Corporate Secretary                                              James C. Berry*


                                  DIRECTORS(1)

                              PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                         BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Hans W. Becherer             Retired Chairman of the Board and
                              Chief Executive Officer
                              Deere & Company
                              One John Deere Place
                              Moline, IL 61265
--------------------------------------------------------------------------------
 Frank A. Bennack, Jr.        President and Chief Executive Officer
                              The Hearst Corporation
                              959 Eighth Avenue
                              New York, New York 10019
--------------------------------------------------------------------------------


--------------
(1)  Each of whom is a United States  citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.




SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  The Pantry, Inc.                                  CUSIP NO.:  698657103

                              PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                         BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Lawrence A. Bossidy          Chairman of the Board
                              Honeywell International
                              P.O. Box 3000
                              Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
 Ellen V. Futter              President and Trustee
                              American Museum of Natural History
                              Central Park West at 79th Street
                               New York, NY 10024
--------------------------------------------------------------------------------
 William H. Gray, III         President and Chief Executive Officer
                              The College Fund/UNCF
                              9860 Willow Oaks Corporate Drive
                              P.O. Box 10444
                              Fairfax, Virginia 22031
--------------------------------------------------------------------------------
 William B. Harrison, Jr.     Chairman of the Board and Chief Executive Officer
                              J.P. Morgan Chase & Co.
                              270 Park Avenue, 8th Floor
                              New York, New York  10017-2070
--------------------------------------------------------------------------------
 Helene L. Kaplan             Of Counsel
                              Skadden, Arps, Slate, Meagher & Flom LLP
                              Four Times Square
                              New York, New York 10036
--------------------------------------------------------------------------------


SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  The Pantry, Inc.                                  CUSIP NO.:  698657103



                                                                      SCHEDULE C

                             J.P. MORGAN CHASE & CO.

                              EXECUTIVE OFFICERS(1)

  Chairman of the Board and Chief Executive Officer                          William B. Harrison Jr.*
  Vice Chairman                                                              David A. Coulter*
  Vice Chairman                                                              Walter A. Gubert*
  Vice Chairman                                                              Thomas B. Ketchum*
  Vice Chairman                                                              Donald H. Layton*
  Vice Chairman                                                              James B. Lee Jr. *
  Vice Chairman                                                              Jeffrey C. Walker**
  Vice Chairman; Head of Finance, Risk Management and Administration         Marc J. Shapiro*
  Executive Officer                                                          Steven D. Black*
  Executive Officer                                                          Donald H. McCree III*
  Executive Officer                                                          James I. Staley*
  Executive Officer                                                          Don M. Wilson*
  Executive Officer                                                          William T. Winters*
  Executive Vice President; General Auditor                                  William J. Moran*
  Executive Vice President; Chief Financial Officer                          Dina Dublon*
  Executive Vice President; Head of Market Risk Management                   Lesley Daniels Webster*
  Chief Credit Officer                                                       Robert S. Strong*
  Managing Director                                                          Paul W. Brandow*
  Managing Director; Corporate Treasurer                                     David B. Edelson*
  Managing Director; Head of Credit Risk Policy                              Suzanne Hammett*
  Managing Director                                                          Louis M. Morrell*
  Managing Director                                                          John Steinhardt*
  Managing Director                                                          John Wilmet*
  Managing Director                                                          Jorge V. Jasson*
  General Counsel                                                            William H. McDavid*
  Corporate Secretary                                                        Anthony James Horan*
  Senior Vice President; Assistant General Counsel                           Ronald C. Mayer*
  Senior Vice President; Chief Compliance Officer                            Gregory S. Meredith*
  Director of Human Resources                                                John J. Farrell*
  Director of Corporate Marketing and Communications                         Frederick W. Hill*
  Controller                                                                 Joseph L. Scalfani*
  Assistant Corporate Secretary                                              James C. Berry*




--------------
(1)  Each of whom is a United States  citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.



SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  The Pantry, Inc.                                  CUSIP NO.:  698657103



                                  DIRECTORS(1)

                              PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                         BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Hans W. Becherer             Retired Chairman of the Board and
                              Chief Executive Officer
                              Deere & Company
                              One John Deere Place
                              Moline, IL 61265
--------------------------------------------------------------------------------
 Riley P. Bechtel             Chairman and Chief Executive Officer
                              Bechtel Group, Inc.
                              P.O. Box 193965
                              San Francisco, CA 94119-3965
--------------------------------------------------------------------------------
 Frank A. Bennack, Jr.        President and Chief Executive Officer
                              The Hearst Corporation
                              959 Eighth Avenue
                              New York, New York 10019
--------------------------------------------------------------------------------
 Lawrence A. Bossidy          Chairman of the Board
                              Honeywell International
                              P.O. Box 3000
                              Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
 M. Anthony Burns             Chairman of the Board
                              Ryder System, Inc.
                              3600 N.W. 82nd Avenue
                              Miami, Florida 33166
--------------------------------------------------------------------------------
 H. Laurence Fuller           Retired Co-Chairman
                              BP Amoco p.l.c.
                              1111 Warrenville Road, Suite 25
                              Chicago, Illinois  60563
--------------------------------------------------------------------------------
 Ellen V. Futter              President and Trustee
                              American Museum of Natural History
                              Central Park West at 79th Street
                              New York, NY 10024
--------------------------------------------------------------------------------
 William H. Gray, III         President and Chief Executive Officer
                              The College Fund/UNCF
                              9860 Willow Oaks Corporate Drive
                              P.O. Box 10444
                              Fairfax, Virginia 22031
--------------------------------------------------------------------------------
 William B. Harrison, Jr.     Chairman of the Board and Chief Executive Officer
                              J.P. Morgan Chase & Co.
                              270 Park Avenue, 8th Floor
                              New York, New York  10017-2070
--------------------------------------------------------------------------------
 Helene L. Kaplan             Of Counsel
                              Skadden, Arps, Slate, Meagher & Flom LLP
                              Four Times Square
                              New York, New York 10036
--------------------------------------------------------------------------------
 Lee R. Raymond               Chairman of the Board and Chief Executive Officer
                              Exxon Mobil Corporation
                              5959 Las Colinas Boulevard
                              Irving, TX 75039-2298
--------------------------------------------------------------------------------


--------------
(1)  Each of whom is a United States  citizen.


SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  The Pantry, Inc.                                  CUSIP NO.:  698657103


                              PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                         BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 John R. Stafford             Chairman of the Board
                              American Home Products Corporation
                              5 Giralda Farms
                              Madison, New Jersey 07940
--------------------------------------------------------------------------------
 Lloyd D. Ward                Chief Executive Officer
                              U.S. Olympic Committee
                              One Olympic Plaza
                              Colorado Springs, CO 80909
--------------------------------------------------------------------------------








SEC 1745 (3-98)